Components of Inventory (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011
Inventory Disclosure [Abstract]
Finished goods	$ 844		$ 799	[1]	$ 608	[1]
Work-in-process	227		332		284
Raw materials and supplies	186		214		171
Inventories	$ 1,257	[2]	$ 1,345	[2]	$ 1,063

[1]	Increase in 2012 is due primarily to production increases as a result of increased demand, achieving higher targeted inventory levels for certain products and changes in our supply points.
[2]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.